SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. [ ])


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the Appropriate Box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12


                                ACNB CORPORATION
                (Name of Registrant as Specified in Its Charter)

                  ---------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:


         (2)      Aggregate number of securities to which transaction applies:


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


         (4)      Proposed maximum aggregate value of transaction:


         (5)      Total fee paid:


[ ]    Fee paid previously with preliminary materials:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously paid:


         (2) Form, Schedule or Registration Statement No.:


         (3) Filing Party:


         (4) Date Filed:

                                  [ACNB LOGO]



April 4, 2005


Dear Fellow Shareholders of ACNB Corporation:

         On behalf of the Board of Directors, I am pleased to invite you to attend our Annual Meeting of Shareholders to be held on Tuesday, May 17, 2005, at 1:00 p.m., prevailing time, at Adams County National Bank, 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325. At the annual meeting, you will have the opportunity to ask questions and to make comments. Enclosed with the proxy statement is the notice of meeting, proxy card, ACNB Corporation's 2004 Annual Review, and ACNB Corporation's 2004 Annual Report on Form 10-K.

         The principal business of the meeting is : To fix the number of directors of the corporation at twelve (12); To fix the number of Class 1 Directors at four (4); To fix the number of Class 2 Directors at four (4); To fix the number of Class 3 Directors at four (4); To elect one (1) Class 2 Director to serve for a term of 1 year and until his successor is elected and qualified; To elect four (4) Class 3 Directors for a term of 3 years and until their successors are elected and qualified; To amend Article 9th of the Articles of Incorporation to provide for a two-tiered supermajority clause regarding fundamental transactions; To ratify the selection of Beard Miller Company LLP as ACNB Corporation's independent auditors; and to transact any other business that is properly presented at the annual meeting. The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon in more detail.

         I am delighted that you have invested in ACNB Corporation, and I hope that, whether or not you plan to attend the annual meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy card in the envelope provided. The prompt return of your proxy card will save the corporation expenses involved in further communications. Your vote is important. Voting by written proxy will ensure your representation at the annual meeting if you do not attend in person.

         I look forward to seeing you on May 17, 2005, at the corporation's annual meeting.


Sincerely,

/s/ Thomas A. Ritter
--------------------
Thomas A. Ritter

President & Chief Executive Officer

                                ACNB CORPORATION


                           OTC BB TRADING SYMBOL: ACNB






                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                       AND

                                 PROXY STATEMENT

                                      2005












                                  www.acnb.com

                                TABLE OF CONTENTS


                                                                           PAGE

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT................................................................1
GENERAL INFORMATION............................................................1
VOTING PROCEDURES..............................................................1
GOVERNANCE OF THE CORPORATION..................................................3
ELECTION OF DIRECTORS..........................................................6
SHARE OWNERSHIP ...............................................................9
COMPENSATION AND PLAN INFORMATION.............................................11
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.................16
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...................18
REPORT OF THE AUDIT COMMITTEE.................................................18
SHAREHOLDER RETURN PERFORMANCE GRAPH..........................................20
INDEPENDENT AUDITORS..........................................................21
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE ......................22
PROPOSALS.....................................................................22
ADDITIONAL INFORMATION........................................................25
OTHER MATTERS.................................................................25
AUDIT COMMITTEE CHARTER...............................................Appendix A







                                 Proxy Statement
        Dated and to be mailed to shareholders on or about April 4, 2005.

                                ACNB CORPORATION
                                16 LINCOLN SQUARE
                         GETTYSBURG, PENNSYLVANIA 17325
                                 (717) 334-3161

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 17, 2005

TO THE SHAREHOLDERS OF ACNB CORPORATION:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of ACNB Corporation will be held at Adams County National Bank, 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325 on Tuesday, May 17, 2005, at 1:00 p.m., prevailing time, for the purpose of considering and voting upon the following matters:

     1. To fix the number of directors of the corporation at twelve (12);
     2. To fix the number of Class 1 Directors at four (4);
     3. To fix the number of Class 2 Directors at four (4);
     4. To fix the number of Class 3 Directors at four (4);
     5. To elect one (1) Class 2 Director for a term of 1 year and until his successor is elected and qualified;
     6. To elect four (4) Class 3 Directors for a term of 3 years and until their successors are elected and qualified;
     7. To amend Article 9th of the Articles of Incorporation to provide for a two-tiered supermajority clause regarding fundamental transactions;
     8. To ratify the selection of Beard Miller Company LLP as ACNB Corporation's independent auditors; and
     9. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

         Only those shareholders of record, at the close of business on March 21, 2005, are entitled to notice of and to vote at the meeting.

         Please promptly sign the enclosed proxy card and return it in the enclosed postage-paid envelope. We cordially invite you to attend the meeting. Your proxy is revocable and you may withdraw it at any time prior to it being voted. You may deliver notice of revocation or deliver a later dated proxy to the Secretary of the corporation before the vote at the meeting.

         The corporation's Board of Directors is distributing the proxy statement, proxy card, ACNB Corporation's 2004 Annual Review, and ACNB Corporation's 2004 Annual Report on Form 10-K on or about April 4, 2005.

                                             BY ORDER OF THE BOARD OF DIRECTORS,

                                            /s/ Thomas A. Ritter
                                            -----------------------------------
                                            Thomas A. Ritter
                                            President & Chief Executive Officer
Gettysburg, Pennsylvania
April 4, 2005

 YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD.

                                 PROXY STATEMENT

                               GENERAL INFORMATION

Date, Time and Place of the Annual Meeting

         ACNB Corporation, a Pennsylvania business corporation and registered financial holding company, furnishes this proxy statement in connection with the solicitation by the Board of Directors of proxies to be voted at the corporation's Annual Meeting of Shareholders. The Annual Meeting of Shareholders will be held on May 17, 2005, at 1:00 p.m. at Adams County National Bank, 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325. Included with this proxy statement is a copy of ACNB Corporation's 2004 Annual Review and ACNB Corporation's 2004 Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

         The corporation's principal executive office is located at 16 Lincoln Square, Gettysburg, Pennsylvania 17325. The corporation's telephone number is
(717) 334-3161. All inquiries regarding the annual meeting should be directed to John W. Krichten, Secretary/Treasurer of ACNB Corporation, at (717) 338-2258.

Description of ACNB Corporation

         ACNB Corporation was established in 1983 as a bank holding company under the laws of Pennsylvania and the Bank Holding Company Act of 1956. ACNB Corporation's wholly-owned subsidiary is Adams County National Bank. Farmers National Bank of Newville is a division of Adams County National Bank. The corporation's primary activity consists of owning and supervising its banking subsidiary.

         On January 5, 2005, the corporation completed its acquisition of Russell Insurance Group, Inc. The corporation also now owns and supervises Russell Insurance Group, Inc. as its insurance subsidiary.

         We have not authorized anyone to provide you with information about the corporation; therefore, you should rely only on the information contained in this document or on documents to which we refer you. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at ACNB Corporation subsequent to printing this proxy statement that might affect your decision or the value of your stock.

                                VOTING PROCEDURES

Solicitation and Voting of Proxies

         The Board of Directors solicits this proxy for use at the corporation's 2005 Annual Meeting of Shareholders. The corporation's directors and officers and bank employees may solicit proxies in person or by telephone, facsimile, email or other similar electronic means without additional compensation. The corporation will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that the corporation sends to its shareholders. The corporation will make arrangements with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation materials to the beneficial owners of stock held by these entities. The corporation will reimburse these third parties for their reasonable forwarding expenses. This proxy statement and the related proxy card are being distributed on or about April 4, 2005.

          Shareholders of record at the close of business on Monday, March 21, 2005 (the voting record date), are entitled to vote at the meeting. The corporation's records show that, as of the voting record date, 5,436,101 shares of the corporation's common stock, par value $2.50 per share, were outstanding. On all matters to come before the annual meeting, shareholders may cast one vote for each share held. Cumulative voting rights do not exist with respect to the election of directors.

         You can vote your shares by completing and returning a written proxy card. You can also vote in person at the meeting. Submitting your voting instructions by returning a proxy card will not affect your right to attend the meeting and vote. The method by which you vote will in no way limit your right to vote at the annual meeting, if you later decide to attend in person.

         If your shares are registered directly in your name with ACNB Corporation's transfer agent, Registrar and Transfer Company, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the corporation. As the shareholder of record, you have the right to grant your voting proxy directly to the proxy holders or to vote in person at the meeting. The corporation has enclosed a proxy card for your use.

         If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and you are also invited to attend the meeting. However, because you are not the shareholder of record, you may not vote your street name shares in person at the meeting, unless you obtain a proxy executed in your favor, from the holder of record. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

         By properly completing a proxy, you appoint D. Richard Guise and Edgar
S. Heberlig as proxyholders to vote your shares, indicated on the proxy card. Any signed proxy card not specifying to the contrary will be voted FOR:

     o Fixing the number of directors of the corporation at twelve (12);
     o Fixing the number of Class 1 Directors at four (4);
     o Fixing the number of Class 2 Directors at four (4);
     o Fixing the number of Class 3 Directors at four (4);
     o Electing one (1) Class 2 Director to serve for a 1 year term and until his successor is elected and qualified;
     o Electing four (4) Class 3 Directors to serve for a 3 year term and until their successors are elected and qualified;
     o Amending Article 9th of the Articles of Incorporation to provide for a two-tiered supermajority clause regarding fundamental transactions;
     o Ratifying the selection of Beard Miller Company LLP as ACNB Corporation's independent auditors; and
     o Transacting such other business as may properly come before the meeting and any adjournment or postponement thereof.

          You may revoke your written proxy by delivering written notice of revocation to John W. Krichten, Secretary/Treasurer of the corporation, or by executing a later dated proxy and giving written notice of the revocation to Mr. Krichten at any time before the proxy is voted at the meeting. Proxyholders will vote shares represented by proxies on the accompanying proxy, if properly signed and returned, in accordance with instructions of shareholders.

         Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors.

         This proxy statement is being mailed to the corporation's shareholders on or about April 4, 2005.

Quorum and Vote Required for Approval

          As of the close of business on March 21, 2005, the corporation had 5,436,101 shares of common stock, par value $2.50 per share, issued and outstanding.

          A majority of the outstanding shares of common stock, represented in person or by proxy, constitutes a quorum for the conduct of business. Under Pennsylvania law and ACNB Corporation's Bylaws, the presence of a quorum is required for each matter to be acted upon at the meeting. Votes withheld and abstentions are counted in determining the presence of a quorum for a particular matter. Broker non-votes are not counted in determining the presence of a quorum for a particular matter as to which the broker withheld authority. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. All matters to be voted upon by the shareholders require the affirmative vote of a majority of shares voted, in person or by proxy, at the annual meeting, except in cases where the vote of a greater number of shares is required by law or under ACNB Corporation's Articles of Incorporation or Bylaws. In the case of the election of directors, the candidates receiving the highest number of votes are elected. Shareholders are not entitled to cumulate votes for the election of directors.

          If a quorum is present, approval to fix the number of directors of the Board of Directors and to fix the number of directors in each class requires the affirmative "FOR" vote of a majority of all shares present, in person or by proxy. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against the proposals. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for the matter by reducing the total number of shares voted from which the required majority is calculated.

          The affirmative vote of the holders of at least seventy-five percent (75%) of the outstanding shares of common stock is required to approve and adopt the amendment to Article 9th of the Articles of Incorporation, as amended.

          If a quorum is present, the shareholders will elect the nominees for director receiving the highest number of "FOR" votes cast by those shareholders entitled to vote for the election of directors. The proxyholders will not cast votes for or against any director nominees where the broker withheld authority.

                          GOVERNANCE OF THE CORPORATION

          Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote this purpose, are sound, and represent best practices. We continually review these governance practices, Pennsylvania law (the state in which we are incorporated), the rules and listing standards of the OTC Bulletin Board, SEC regulations, as well as best practices suggested by recognized governance authorities. Currently, our Board of Directors has twelve
(12) members. Under the SEC and Nasdaq standards for independence, all non-employee directors meet the standards for independence. This constitutes more than a majority of our Board of Directors. Only independent directors serve on our Audit Committee.

Directors of ACNB Corporation

         The following table sets forth, as of March 21, 2005 (in alphabetical order), selected information about the corporation's directors and director nominees

                                                   Class of        Director            Age as of
Name                                                Director          Since           March 21, 2005
-----                                               --------          -----           --------------
Philip P. Asper                                        3              1988                  56
Frank Elsner, III                                      3              2002                  44
D. Richard Guise, Vice Chairman                        1              1988                  71
Ronald L. Hankey, Chairman                             1              1982                  65
Edgar S. Heberlig                                      1              1999                  70
Wayne E. Lau                                           2              1987                  70
Daniel W. Potts                                        3              2004                  52
Thomas A. Ritter                                       3              2001                  53
Marian B. Schultz                                      1              1992                  55
Alan J. Stock                                          2               n/a                  47
Jennifer L. Weaver                                     2              1992                  58
Harry L. Wheeler                                       2              1999                  64


Executive Officers of ACNB Corporation

         The following table sets forth, as of March 21, 2005, selected information about the corporation's executive officers, each of whom is appointed by the Board of Directors and each of whom holds office at the Board's discretion.

                                                   Position         Age as of
Name and Position                                    Held         March 21, 2005
Ronald L. Hankey
Chairman of the Board                                 1982              65
Chief Executive Officer                            1982-2003
President                                          1982-2000

Thomas A. Ritter
Chief Executive Officer                               2003              53
President                                             2001
Executive Vice President                           2000-2001


Lynda L. Glass
Executive Vice President                              2003              44
Assistant Secretary                                1993-2003

John W. Krichten                                      1982              58
Secretary                                             1982
Treasurer

Meetings and Committees of the Board of Directors

          The Board of Directors of ACNB Corporation met 12 times during 2004. The corporation maintains an Audit Committee and an Executive Committee which performs the functions of a nominating committee as well as the functions of a compensation committee. A total of 28 Board and committee meetings of the corporation's Board of Directors were held in 2004. During 2004, each of the directors attended at least 75% of the combined total number of meetings of the corporation's Board of Directors meetings and the committees of which he or she was a member. Eight directors attended the 2004 Annual Meeting of Shareholders, and we expect that they will all attend the 2005 annual meeting.

          Audit Committee. Members of the Audit Committee during 2004 were Directors Asper, Lau, Potts and Wheeler. Each of these directors is "independent" as defined in the SEC and Nasdaq standards for independence. The principal duties of the Audit Committee, as set forth in its charter which is attached to this proxy statement as Appendix A, include reviewing significant audit and accounting principles, policies and practices; reviewing performance of internal auditing procedures; reviewing reports of examination received from regulatory authorities; and, recommending annually to the Board of Directors the engagement of an independent auditor. The committee met 4 times during 2004.

          Executive Committee. Members of the Executive Committee during 2004 were Directors Asper, Guise, Lau, Schultz and Weaver. In addition, Ronald L. Hankey, Thomas A. Ritter and Lynda L. Glass serve as ex-officio members of this committee. The Executive Committee serves as both the Nominating and Compensation Committees for the corporation. The principal duties of the Executive Committee are to act on behalf of the Board between meetings; to evaluate potential Board candidates; to establish policies concerning compensation plans; and, to evaluate governance issues and strategic plans. The committee met 12 times in 2004.

Shareholder Communications

         The Board of Directors has a formal shareholder communications process for the submission of shareholder proposals and nomination of directors, as described below. In addition, shareholders may contact any member of the Board personally, by telephone or by written correspondence, including email. Written communications received by the corporation from shareholders are shared with the full Board as deemed appropriate.

Submission of Shareholder Proposals

         In order for a shareholder proposal (other than director nominations) to be considered for inclusion in ACNB Corporation's proxy statement for next year's annual meeting, the written proposal must be received by the corporation no later than November 30, 2005. All proposals must comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. If a shareholder proposal is submitted to the corporation after November 30, 2005, it is considered untimely; and, although the proposal may be considered at the annual meeting, the corporation is not obligated to include it in the 2006 proxy statement.

Nomination of Directors

          Currently, the corporation's Executive Committee serves as the Nominating Committee. Recommendations to the Board of Directors as to the nominees for election as directors at the annual meeting of the shareholders are provided by the Executive Committee. A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a recommendation in writing to the Secretary of the corporation in compliance with the requirements of Article II, Sections 202 and 203, of the corporation's Bylaws. Any shareholder who intends to nominate a candidate for election to the Board of Directors must notify the Secretary of the corporation in writing not less than 14 days prior to the date of any shareholder meeting called for the election of directors.

Employee Code of Ethics

         Since May 1994, Adams County National Bank has had a Conflict of Interest/Code of Ethics. In 2003, as required by law and regulation, the corporation's Board of Directors adopted a Code of Ethics which is applicable to our directors, officers and employees.

         The Code of Ethics encourages individuals to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics. We have filed a copy of the Code of Ethics with the SEC as an exhibit to our 2003 Annual Report on Form 10-K.

     ELECTION OF DIRECTORS

Qualification and Nomination of Directors

         The corporation's Articles of Incorporation and Bylaws authorize the number of directors to be not less than five (5) and not more than twenty-five
(25). They also provide for three classes of directors with staggered three-year terms of office that expire at successive annual meetings. Pursuant to Article II, Section 205, of the corporation's Bylaws, directors who reach the age of 72, prior to the date of the annual meeting when such director's term expires, may not stand for re-election to the Board of Directors. Currently, the number of directors is set at twelve: Class 1 consists of four directors, Class 2 consists of three directors, and Class 3 consists of five directors. However, pursuant to
Article 11 of the corporation's Articles of Incorporation and Article I, Section 105, of the corporation's Bylaws, at each shareholder meeting for the election of directors, the shareholders determine how many directors will be elected to serve in each class. The Board of Directors believes that it is in the corporation's best interest to fix the number of directors to be elected at the 2005 annual meeting at twelve. The proposed twelve member Board of Directors will consist of four Class 1 Directors, four Class 2 Directors, and four Class 3 Directors. Shareholders will elect one Class 2 Director to serve for a one-year term that expires at the corporation's 2006 annual meeting and four Class 3 Directors to serve for a three-year term that expires at the corporation's 2008 annual meeting.

         The Executive Committee, acting in its capacity as the Nominating Committee, believes that a director nominee must have the following attributes/qualifications before being recommended as a nominee: stock ownership in the corporation, commitment of time, commitment to independence, commitment to community, financial competence, good reputation, integrity, good communication skills and willingness and ability to speak up for the interests of the corporation. The process for evaluating nominees for directors is the same for those nominees recommended by shareholders.

         The Board of Directors nominated Alan J. Stock to serve as Class 2 Director until the 2006 Annual Meeting of Shareholders or until his earlier death, resignation, or removal from office. Mr. Stock is not currently a member of the Board of Directors, but has consented to serve as a director if elected. The Board of Directors also nominated Philip P. Asper, Frank Elsner, III, Daniel
W. Potts and Thomas A. Ritter to serve as Class 3 Directors until the 2008 Annual Meeting of Shareholders or until their earlier death, resignation, or removal from office. The nominees for Class 3 Director are presently members of the Board of Directors, and all have consented to serve another term as a director if re-elected. If any of the nominees should be unavailable to serve for any reason, a majority of the Board of Directors then in office may fill the vacancy until the expiration of the term of the class of directors to which he or she was appointed.

         The proxyholders intend to vote all proxies for the election of each of the nominees named below, unless you indicate that your vote should be withheld from any or all of them.

         The Board of Directors proposes the following nominee for election as Class 2 Director at the annual meeting:

                          Alan J. Stock

         The Board of Directors recommends that shareholders vote FOR the proposal to elect the nominee listed above as Class 2 Director.

         The Board of Directors proposes the following nominees for election as Class 3 Directors at the annual meeting:

                  Philip P. Asper
                  Frank Elsner, III
                  Daniel W. Potts
                  Thomas A. Ritter


The Board of Directors recommends that shareholders vote FOR the proposal to elect the nominees listed above as Class 3 Directors.

Information as to Nominees and Directors

Set forth below, as of March 21, 2005, are the principal occupation and certain other information regarding the nominees and other directors whose terms of office will continue after the annual meeting. You will find information about their share ownership on page 10.

Class 1 Directors (to serve until 2007)

D. Richard Guise    Mr. Guise, age 71, has been a member of both the
                    corporation's and Adams County National Bank's Boards of
                    Directors since 1988. Mr. Guise has served as the Vice
                    Chairman of the corporation and Adams County National Bank since 1998. He was the President of Adams County Motors
                    Corp., an automobile dealership located in Gettysburg, Pennsylvania, until September 2001. He is now retired.

Ronald L. Hankey    Mr. Hankey, age 65, is the Chairman of the corporation and
                    Adams County National Bank. He served as the corporation's
                    Chief Executive Officer from 1982 until December 31, 2003.
                    He also served as the corporation's President from 1982 until December 31, 2000. He served as Adams County National
                    Bank's President from 1975 until December 31, 2000. He has been a member of the corporation's Board of Directors and has served as the Chairman of the Board since 1982. Mr.
                    Hankey has been a member of Adams County National Bank's
                    Board of Directors and has served as the Chairman of the Board since 1975.

Edgar S. Heberlig   Mr. Heberlig, age 70, has been a member of the corporation's
                    Board of Directors since March 1, 1999, and of Adams County
                    National Bank's Board of Directors since October 1, 2000. He served as a director of Farmers National Bank of Newville from 1970 to October 1, 2000. Mr. Heberlig is a retired farm structure salesman and a retired Navy pilot. He is also the owner of Ed Heberling Enterprise.

Marian B. Schultz   Ms. Schultz, age 55, has been a member of both the
                    corporation's and Adams County National Bank's Boards of
                    Directors since 1992. She is Dean, Academic Programs and
                    Services, at Shippensburg University, located in Shippensburg, Pennsylvania.

Class 2 Directors (to serve until 2006)

Wayne E. Lau        Mr. Lau, age 70, has been a member of both the corporation's and Adams County National Bank's Boards of Directors since
                    1987. Mr. Lau is a retired sales representative for Destinations, a travel agency located in East Berlin, Pennsylvania.

Jennifer L. Weaver  Ms. Weaver, age 58, has been a member of both the corporation's and Adams County National Bank's Boards of Directors since 1992. She is the Dean of the Gettysburg Campus of Harrisburg Area Community College.

Harry L. Wheeler    Mr. Wheeler, age 64, has been a member of the corporation's
                    Board of Directors since March 1, 1999, and of Adams County
                    National Bank's Board of Directors since October 1, 2000. He served as a director of Farmers National Bank of Newville from 1987 until October 1, 2000. Mr. Wheeler is the proprietor of Wheeler Drywall, located in Carlisle, Pennsylvania.

Class 2 Director Nominee (to serve until 2006)

Alan J. Stock       Mr. Stock, age 47, is the owner of Eicholtz Company located in New Oxford, Pennsylvania.

Class 3 Directors (to serve until 2005) (nominees to serve until 2008)

Philip P. Asper     Mr. Asper, age 56, has been a member of both the
                    corporation's and Adams County National Bank's Boards of
                    Directors since 1988. He is a building contractor in Biglerville, Pennsylvania.

Frank Elsner, III   Mr. Elsner, age 44, has been a member of both the
                    corporation's and Adams County National Bank's Boards of
                    Directors since May 2002. He is the President and Chief
                    Executive Officer of Elsner Engineering Works, Inc., an engineering and manufacturing company located in Hanover, Pennsylvania.

Thomas A. Ritter    Mr. Ritter, age 53, served as Executive Vice President of
                    the corporation and of Adams County National Bank from January 1, 2000, until December 31, 2000. Effective January
                    1, 2001, he became President of the corporation and President and Chief Executive Officer of Adams County
                    National Bank. Effective December 31, 2003, Mr. Ritter became the corporation's Chief Executive Officer. He has been a member of both the corporation's Board of Directors and Adams County National Bank's Board of Directors since
                    2001. Mr. Ritter had previously served as a member of both the corporation's and Adams County National Bank's Boards of
                    Directors from 1997 until his retirement from each Board in December 1999. From 1986 until December 1999, Mr. Ritter was an insurance agent in Gettysburg, Pennsylvania.

Daniel W. Potts     Mr. Potts, age 52, has been a member of both the
                    corporation's and Adams County National Bank's Boards of
                    Directors since May 2004 and serves as the audit committee financial expert. Mr. Potts has 25 years of global business experience, including 10 years with the Big 4 accounting firms. Following his retirement from the financial services industry, Mr. Potts has been involved in residential real estate development.


                                 SHARE OWNERSHIP

Principal Shareholders

         As of March 21, 2005, the Board of Directors knows of no person who owns of record or who is known to be the beneficial owner of more than 5% of the corporation's outstanding common stock.

Beneficial Ownership of Executive Officers, Directors and Nominees

         The following table sets forth, as of March 21, 2005, and from information received from the respective individuals, the amount and percentage of the common stock beneficially owned by each director, each nominee for director, each executive officer and all executive officers, directors and nominees of the corporation as a group. Unless otherwise noted, shares are held individually and the percentage of class is less than 1% of the outstanding common stock.

         Beneficial ownership of shares of ACNB Corporation common stock is determined in accordance with Securities and Exchange Commission Rule 13d-3, which provides that a person should be credited with the ownership of any stock held, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

     o Voting power, which includes the power to vote or to direct the voting of the stock; or,
     o Investment power, which includes the power to dispose or direct the disposition of the stock; or,
     o The right to acquire beneficial ownership within 60 days after March 21, 2005.

          Unless otherwise indicated in a footnote appearing below the table, all shares reported in the table below are owned directly by the reporting person. The number of shares owned by the directors, nominees, and executive officers is rounded to the nearest whole share.

Name of Individual or          Amount and Nature of               Percentage of
Identity of Group              Beneficial Ownership (1)               Class
-----------------              --------------------                   -----
Class 1 Directors
-----------------
D. Richard Guise                   8,788 (2)                            --
Ronald L. Hankey                  19,150 (3)                            --
Edgar S. Heberlig                 31,082 (4)                            --
Marian B. Schultz                  2,300 (5)                            --
Class 2 Directors
-----------------
Wayne E. Lau                       4,962 (6)                            --
Jennifer L. Weaver                   600                                --
Harry L. Wheeler                   9,265 (7)                            --
Class 3 Directors
-----------------
Philip P. Asper                    5,234 (8)                            --
Frank Elsner, III                  1,304 (9)                            --
Daniel W. Potts                    1,000                                --
Thomas A. Ritter                   5,187(10)                            --


Nominee for Class 2 Director

Alan J. Stock                      5,197(11)                            --

Officers

Lynda L. Glass, Executive
 Vice President                      114(12)                            --

John W. Krichten, Secretary
and Treasurer                      6,631(13)                            --




All Officers, Directors and      100,814                             1.85%
Nominees as a Group              (12
Directors/Nominees,4 Officers,
14 persons in total)


(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power, or has the right to acquire beneficial ownership within 60 days after March 21, 2005. Beneficial ownership may be disclaimed as to certain of the securities.
(2)      These shares are held jointly with Mr. Guise's spouse.
(3) Figure includes 6,228 shares held solely by Mr. Hankey and 12,922 shares held jointly with Mr. Hankey's spouse.
(4) Figure includes 28,595 shares held solely by Mr. Heberlig; 2,266 shares held jointly with Mr. Heberlig's spouse; and, 221 shares held solely by Mr. Heberlig's spouse.
(5) Figure includes 700 shares held jointly with Mrs. Schultz's spouse and 1,600 shares held solely by Mrs. Schultz's spouse.
(6)      These shares are held jointly with Mr. Lau's spouse.
(7) Figure includes 6,933 shares held solely by Mr.Wheeler; 1,654 shares held jointly with Mr. Wheeler's spouse; and, 678 shares held solely by Mr. Wheeler's spouse.
(8)      These shares are held jointly with Mr. Asper's spouse.
(9) Figure includes 804 shares held solely by Mr. Elsner and 500 shares held jointly with Mr. Elsner's spouse.
(10) Figure includes 3,029 shares held solely by Mr. Ritter and 2,158 shares held solely by Mr. Ritter's spouse.
(11) Figure includes 1,227 shares held solely by Mr. Stock; 1,400 shares held jointly with Mr. Stock's spouse; and, 2,570 shares held solely by Mr. Stock's spouse.
(12) These shares are held jointly with Mrs. Glass's spouse. (13) These shares are held solely by Mr. Krichten's spouse.

                        COMPENSATION AND PLAN INFORMATION

Compensation of the Board of Directors of ACNB Corporation and Adams County National Bank

           Directors of the corporation are not compensated for their services. Further, Adams County National Bank does not compensate employee directors for attendance at Board of Directors meetings or committee meetings. However, in 2004, Adams County National Bank's non-employee directors were compensated for their services rendered to the corporation and to Adams County National Bank as follows:

o          $6,000 annual retainer;
o          $265 per Board meeting;
o          $125 per hour for committee meetings with a minimum payment of $125;
           and
o $250 allowance for a half-day seminar plus expenses, if applicable, and $400 allowance for a full-day seminar plus expenses, if applicable.

           Adams County National Bank Directors Emeriti received $150 per Board meeting and $62.50 for committee meetings in 2004. The Honorary Directors of Farmers National Bank of Newville, a division of Adams County National Bank, were paid an annual retainer of $4,000 in 2004.

           In the aggregate, the directors of the corporation and Adams County National Bank received $135,709 for all services rendered in 2004. Directors Emeriti of Adams County National Bank and Honorary Directors of Farmers National Bank of Newville were paid an aggregate of $29,071 for all services rendered in 2004.

Executive Compensation

           The following table summarizes the total compensation, for each of the last three fiscal years for the Chief Executive Officer and the three other most highly compensated persons who were serving as executive officers at the end of 2004. These individuals are referred to as the "Named Executive Officers".

                           Summary Compensation Table

                            Annual Compensation


                                                                          Long-Term Compensation
                                                                       Awards                    Payouts

                                                                                  Securities
                                                           Other     Restricted   Underlying
                                                          Annual        Stock      Options/       LTIP        All Other
 Name and Principal               Salary       Bonus    Compen-sation Award(s)       SARs        Payouts     Compensation
      Position          Year        ($)         ($)          $           ($)          (#)          ($)           ($)
      --------          ----        ---         ---          -           ---          ---          ---           ---

Ronald L. Hankey                  39,000       6,390         0            0            0            0        45,892(2)
Chairman of the         2004      39,000        390          0            0            0            0        45,558(2)
Board of the            2003    166,974(1)     1,366         0            0            0            0        7,624(2)
corporation and         2002
Adams County
National Bank

Thomas A. Ritter        2004      195,000      1,950         0            0            0            0        19,212(3)
President and Chief     2003      175,000      5,750         0            0            0            0        60,997(3)
Executive Officer       2002      175,000      3,500         0            0            0            0        46,024(3)
of the corporation
and Adams County
National Bank

Lynda L. Glass          2004      137,033      1,366         0            0            0            0         8,242(4)
Executive Vice          2003      120,107     15,320         0            0            0            0         9,996(4)
President of the        2002      102,505      2,020         0            0            0            0         7,135(4)
corporation and
Executive Vice
President and Chief
Operating Officer
of Adams County
National Bank

John W. Krichten        2004      119,025      1,190         0            0            0            0         5,087(5)
Secretary and           2003      114,459     13,150         0            0            0            0        22,699(5)
Treasurer of the        2002      110,645      1,976         0            0            0            0        18,243(5)
corporation and
Senior Vice
President, Cashier
and Chief Financial
Officer of Adams
County National Bank



(1) Figure includes salary and distributions made under Mr. Hankey's Salary Continuation Plan during this transition year.

(2) Figure includes the following: Adams County National Bank 401(k) Plan matching contributions of $1,815, $1,576 and $6,733 in 2004, 2003 and 2002, respectively; deferred compensation payments (under Mr. Hankey's Salary Continuation Plan) of $42,996(all distribution), $42,996 (all distribution) and $47,364 (part accrual/part distribution) in 2004, 2003 and 2002, respectively; and, supplemental life insurance payments of $1,080, $986 and $891 in 2004, 2003 and 2002, respectively.

(3) Figure includes the following: Adams County National Bank 401(k) Plan matching contributions of $7,878, $7,230 and $7,140 in 2004, 2003 and 2002, respectively; deferred compensation payments (under Mr. Ritter's Salary Continuation Plan) of $11,028, $53,486 and $38,610 in 2004, 2003
         and 2002, respectively; and, supplemental life insurance payments of $306, $281, and $274 in 2004, 2003 and 2002, respectively.

(4) Figure includes the following: Adams County National Bank 401(k) Plan matching contributions of $5,535, $5,417 and $4,292 in 2004, 2003 and 2002, respectively; deferred compensation payments (under Ms. Glass' Salary Continuation Plan) of $2,617, $4,463 and $2,771 in 2004, 2003 and 2002, respectively; and, supplemental life insurance payments of $89, $116 and $72 in 2004, 2003 and 2002, respectively.

(5) Figure includes the following: Adams County National Bank 401(k) Plan matching contributions of $4,808, $5,104, and $4,405 in 2004, 2003, and 2002, respectively; deferred compensation payments (under Mr. Kritchten's Salary Continuation Plan) of $0, $17,335, and $13,518 in 2004, 2003, and 2002, respectively; and, supplemental life insurance payments of $278, $260, and $220 in 2004, 2003, and 2002, respectively.


Equity Compensation

          The corporation does not maintain any equity compensation plans (i.e., stock option or restricted stock award plans) for employees or directors.

401(k) Retirement Plan

         Adams County National Bank maintains a defined contribution profit-sharing 401(k) plan. Adams County National Bank is the plan sponsor and plan administrator. Thomas A. Ritter and John W. Krichten are the plan trustees. The plan is subject to certain laws and regulations under the Internal Revenue Code, and participants are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974.

         An employee is eligible to participate in the plan after working for six months and attaining the age of 20 years and six months. An eligible employee may elect to contribute a portion of all wages or other direct remuneration to the plan. Generally, an eligible employee may not contribute more than 15% of his or her compensation. Adams County National Bank matches a percentage of the employee's contribution. In 2004, Adams County National Bank's contribution equaled 100% of the employee's contribution up to a maximum of 4% of earned compensation. Effective January 1, 2000, Adams County National Bank adopted a "safe harbor" provision for its 401(k) plan, which vests eligible contributions immediately upon entering the plan for both employer and employee contributions.


Pension Plan

         The employees of Adams County National Bank are covered under the bank's Group Pension Plan for Employees. The plan is a defined benefit pension plan under the Employee Retirement Income Security Act of 1974. The plan was restated November 1, 1998, effective January 1, 1999, and subsequently amended effective November 1, 2000. Adams County National Bank is the plan administrator.

         Amounts are set aside each year to fund the plan on the basis of actuarial calculations. The amount of contribution to a defined pension plan on behalf of a specific employee cannot be separately or individually calculated. The total pension expense in 2004 for Adams County National Bank's plan was $620,241. The contribution to the plan made by the bank on behalf of all employees in 2004 was $1,250,000. This contribution was sufficient to meet the legal minimum funding requirements.

         Each employee of Adams County National Bank who attains the age of 20 years and six months and who completes six months of eligible service, whichever is later, is eligible to participate in the plan on the following anniversary of the plan. The plan generally provides for a prospective benefit at the age of 65 years for the employee's remaining lifetime with payments certain for five years, calculated as follows: 1% of final average compensation below the applicable Social Security Covered Compensation and 1.3% of such earnings above the covered compensation, the total being multiplied by years of credited service up to a maximum of 45 years of credited service. The minimum benefit is the amount an employee accrued as of October 31, 1998. If an employee has completed 30 or more years of vested service, he or she is eligible to retire at age 62 with no reduction applied to his or her benefit.

         The following table shows, for different final average compensation and for different years of vested service, the annual benefits currently payable upon retirement at age 65 to a participating employee.

                                                          Annual Retirement Income (1)

                                                               Years of Service
                                -----------------------------------------------------------------------------------
           Final
          Average
        Compensation              15                       25                    35                    45 or more
        ------------              --                       --                    --                    ----------

           $50,000                $8,796              $ 14,661                $ 20,525                $ 26,389
            75,000                13,671                22,786                  32,900                  41,014
           100,000                18,546                30,911                  43,275                  55,639
           125,000                23,421                39,036                  54,650                  70,264
           150,000                28,296                47,161                  66,025                  84,889
           175,000                33,171                55,286                  77,400                  99,514
           200,000                38,046                63,411                  88,775                 112,221

 (1) Assumes normal retirement date (age 65) occurs in 2004. Actual benefits may be slightly higher on account of benefits earned under the plan since the 1998 restatement. Later retirement dates produce smaller retirement benefits as Social Security Covered Compensation increases.

         Management cannot determine the extent of the benefits that any participating employee may be entitled to receive under the plan on the date of termination of employment because the amount of the benefits is dependent upon, among other things, the participant's future compensation and the number of years of vested service on the employee's date of retirement. For 2004, the covered compensation, as reported above in the Summary Compensation Table, includes all earned compensation. At December 31, 2004, under the plan, Mr. Hankey had 44 years of vested service; Mr. Krichten had 24 years of vested service; Ms. Glass had 20 years of vested service; and Mr. Ritter had 5 years of vested service.


Group Term Life Insurance Plan

         Adams County National Bank maintains a group term life insurance plan. All full-time bank employees are eligible to participate in the plan. The insurance benefit for employees is calculated as 2 times salary, with a maximum of $50,000.

Management Supplemental Life Insurance Plan

         In January 2001, Adams County National Bank implemented a supplemental life insurance plan for certain officers of the bank to provide death benefits for each officer's designated beneficiaries. Beneficiaries designated by an officer are entitled to a split dollar share of the death proceeds from the life insurance policies on each officer which vary depending on the officer's age at death, employment status with the bank at the time of death, and eligibility to receive payments. The plan is unsecured and unfunded, and there are no plan assets. The bank has purchased single premium bank-owned life insurance policies ("BOLI") on the lives of the officers and intends to use income from the BOLI policies to offset the plan benefit expenses.

Executive Retirement Income Agreements

         Adams County National Bank entered into retirement income agreements with certain executive officers of Adams County National Bank to provide supplemental retirement income benefits to these officers when they reach their normal retirement date. The benefits are payable in 180 equal monthly installments. Benefits are also payable upon change of control or death. Benefit amounts will be determined by the individual's number of years of service and compensation at retirement age. Benefits accrue annually, but may be reduced if termination of service occurs before the normal retirement date. Estimated liability under the agreements is accrued as earned by the employee. Adams County National Bank is the owner and beneficiary of life insurance policies on each officer that, at December 31, 2004, had an aggregate cash value of approximately $19,205,000. Adams County National Bank purchased these policies to fund the retirement income agreements entered into with these individuals. Further information with respect to these agreements is set forth in the Notes to Consolidated Financial Statements contained in ACNB Corporation's 2004 Annual Report on Form 10-K, which is enclosed with this proxy statement.

Director Life Insurance Plan

         Effective January 1, 2001, the bank established a director life insurance plan. All non-employee directors are eligible for the life insurance benefit, subject to medical underwriting acceptance. The plan currently insures eight directors. The director life insurance benefit of $100,000 per participating director will be provided through a single premium BOLI program because BOLI is a more cost-efficient way of providing the benefits. The eligible participating directors will not be required to pay any premiums on the life insurance policy, but will have the imputed value of the insurance coverage included in their taxable incomes. Benefits are payable upon death, disability, early retirement, or change in control.

Director Fee Deferral Plan

         In January 2001, the bank established a director fee deferral plan. Directors Elsner, Guise, Schultz, Weaver and Wheeler are current participants. Directors may defer up to 100% of the director's income. Benefits are payable upon termination of service. The deferred fees earn interest, and the interest and plan expenses are funded by BOLI. The aggregate deferred fees for 2004 were $61,331 for the above-named directors.

Employment Agreement with Thomas A. Ritter

         Effective January 1, 2000, Adams County National Bank, the corporation and Thomas A. Ritter entered into an employment agreement for a period of three years. The agreement renews automatically for additional one-year periods, unless one party provides the other with written notice of termination. Pursuant to the agreement, Mr. Ritter was initially employed by the corporation and Adams County National Bank as Executive Vice President. The agreement specifies Mr. Ritter's position and duties, compensation and benefits, and indemnification and termination provisions. The agreement also contains a non-competition provision, a confidentiality provision, and a change-in-control provision.

         Pursuant to the terms of his employment agreement, Mr. Ritter initially served as Executive Vice President of the corporation and the bank and had other powers and duties that were from time to time prescribed by the Board of Directors of the corporation and the bank. As compensation for services rendered to the bank under the agreement, Mr. Ritter, in 2000, was entitled to receive from the bank an annual salary of $140,000 per year and was subject to future yearly increases as deemed appropriate by the Board of Directors. The Board of Directors of the bank, in its discretion, was entitled to pay an incentive yearly bonus to Mr. Ritter to reward him for his performance. According to the terms of the agreement, Mr. Ritter was appointed to, and agreed to serve, without additional compensation, as a director of the Board of Directors of the bank and the corporation, subject to shareholder approval. Mr. Ritter further agreed to serve without additional compensation in other positions of the bank and/or the corporation. Mr. Ritter is also entitled to receive the employee benefits made available by Adams County National Bank to its employees.

         Mr. Ritter's employment agreement provides that, if his employment is terminated due to his death, disability, or by the corporation or Adams County National Bank for "cause", or the agreement is not renewed by the bank and the corporation, he is entitled to his full annual salary through the date of termination at the rate in effect at the time of termination. If Mr. Ritter terminates his employment for "good reason" (which includes a change in control of the corporation), he is entitled to his full annual salary from the date of termination through the last day of the term of the agreement and he may continue to participate in all employee benefit plans and programs in which he was previously entitled to participate. In the event Mr. Ritter serves the full term of his employment agreement, and the bank and the corporation do not renew his agreement, Mr. Ritter is not entitled to any severance payment.

         In accordance with the corporation's and Adams County National Bank's succession plans, in December 2000, the respective Boards of Directors elected Mr. Ritter as President of the corporation and President and Chief Executive Officer of Adams County National Bank, effective January 1, 2001. Further, effective December 31, 2003, Mr. Ritter was named by the corporation's Board of Directors as the Chief Executive Officer of the corporation.

Transactions with Directors and Executive Officers

         Some of ACNB Corporation's directors and executive officers and the companies with which they are associated were customers of and had banking transactions with ACNB Corporation's subsidiary bank during 2004. All loans and loan commitments made to them and to their companies were made in the ordinary course of bank business, on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other customers of the bank, and did not involve more than a normal risk of collectibility or present other unfavorable features. Total loans to these persons at December 31, 2004, amounted to approximately $1,012,000. The aggregate amount of indebtedness outstanding as of the latest practicable date, March 1, 2005, to the above group was approximately
$982,000. ACNB Corporation's subsidiary bank anticipates that they will enter into similar transactions in the future.

         Alan J. Stock is the owner of Eicholtz Company and a nominee for election as a Class 2 director. In 2004, the bank purchased $94,543.94 worth of office furniture, equipment and supplies from Eicholtz Company.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Executive Committee Compensation Report

         ACNB Corporation's Board of Directors governs the corporation and its subsidiary bank. In fulfilling its fiduciary duties, the Board of Directors acts in the best interests of the corporation's shareholders, customers, and the communities served by the corporation and the bank. To accomplish the corporation's strategic goals and objectives, the Board of Directors engages competent persons who undertake to accomplish these objectives with integrity and cost-effectiveness. The Board of Directors fulfills part of its strategic mission through the compensation of these individuals. Officers of the corporation are not compensated. The bank provides compensation to its officers and employees.

         The corporation seeks to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The Executive Committee, comprised of five non-employee directors, administers the compensation program. The committee seeks to establish a fair compensation policy to govern executive officers' base salaries and bonus plans to attract and motivate competent, dedicated and ambitious managers, whose efforts will enhance the corporation's products and services, the results of which will be improved profitability, increased dividends to the corporation's shareholders, and subsequent appreciation in the market value of the corporation's shares.

         The committee annually reviews and recommends to the Board the compensation of the bank's President and Chief Executive Officer as well as the Chairman. As a guideline in determining base salaries, the committee uses a regional financial industry salary survey which covers financial institutions in the Pennsylvania, Maryland, Washington, D.C., and Virginia marketplace. The referenced survey includes more institutions than are contained in the peer group index in the performance graph. Additionally, in 2004, a meeting of the committee was conducted on executive compensation by a recognized human resource consultant specializing in the financial services industry.

         The Board of Directors does not deem Section 162(m) of the Internal Revenue Code to be applicable to the corporation at this time. The Board of Directors intends to monitor the future application of IRC Section 162(m) to the compensation paid to its executive officers; and, in the event that this section becomes applicable, the Board of Directors intends to amend the corporation's and the bank's compensation plans to preserve the deductibility of the compensation payable under the plans.

Chief Executive Officer Compensation

         The Board of Directors determined that the President and Chief Executive Officer's 2004 base salary of $195,000, combined with a $1,950 bonus, a 401(k) plan matching contribution payment of $7,878, and a salary continuation plan accrual of $11,028, is appropriate for Thomas A. Ritter. Key performance measures include profitability and growth; however, no direct correlation exists between the President and Chief Executive Officer's compensation and ACNB Corporation's 2004 performance. The committee subjectively determines the President and Chief Executive Officer's compensation based on a review of all relevant information.

Executive Officers Compensation

         The committee delegates to the President and Chief Executive Officer the responsibility of conducting annual reviews for the other executive officers. The compensation of the bank's executive officers increased by approximately 3.5% in 2004. The President and Chief Executive Officer determined the increases based on his subjective analysis of the individual's contribution to the corporation's strategic goals and objectives. In determining whether strategic goals have been achieved, the President and Chief Executive Officer considers numerous factors, including the following: the corporation's performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets, and nonperforming loans. Although the President and Chief Executive Officer measured the performance and increases in compensation in light of these factors, no direct correlation exists between any specific criterion and the employees' compensation; nor does the President and Chief Executive Officer, in his analysis, attribute specific weight to any such criteria. Furthermore, in 2004, the bank implemented a Wage and Salary Administration Program which establishes ranges for these executive officers. The President and Chief Executive Officer makes a subjective determination after review of all relevant information, including the above.

         In addition to base salary, executive officers of the bank may participate in the bank's 401(k) plan, pension plan, and discretionary bonuses as determined by the Board of Directors. (See pages 12-15 for more information.)

         General labor market conditions, the individual's specific responsibilities and the individual's contributions to the corporation's success influence total compensation opportunities available to the bank's executive officers. The President and Chief Executive Officer reviews individuals on a calendar year basis and strives to offer compensation that is competitive with that offered by employers of comparable size in our industry. Through these compensation policies, the corporation strives to meet its strategic goals and objectives to its constituencies and provide compensation that is fair and meaningful to its executive officers.

         This report is furnished by the Executive Committee which performs the functions of a compensation committee.

                           D. Richard Guise, Chairman
                                 Philip P. Asper
                                  Wayne E. Lau
                                Marian B. Schultz
                               Jennifer L. Weaver
                      Ronald L. Hankey (ex-officio member)
                      Thomas A. Ritter (ex-officio member)
                       Lynda L. Glass (ex-officio member)

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

         Ronald L. Hankey, Thomas A. Ritter and Lynda L. Glass are ex-officio members of the Executive Committee that also performs the functions of a compensation committee. Messrs. Hankey and Ritter and Ms. Glass make recommendations to the Executive Committee regarding merit raise increases for all employees based on a merit appraisal in connection with recommendations provided by an outside consultant. A merit review of Mr. Ritter is conducted by the Executive Committee. The merit review is submitted to the entire Board of Directors to be voted upon. Neither Mr. Ritter, Mr. Hankey nor Ms. Glass participate in matters concerning their own compensation.

                          REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors is comprised of directors who meet SEC and Nasdaq standards for independence. The Audit Committee operates under a written charter adopted by the Board of Directors in April 2000, which was reviewed and revised in March 2005, and which is attached to this proxy statement as Appendix A.

        The Audit Committee met with management periodically during the year to consider the adequacy of the corporation's internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the corporation's independent auditors and with appropriate corporation financial personnel and internal auditors. The Audit Committee also discussed with the corporation's management and independent auditors the process used for certifications by the corporation's Chief Executive Officer and Chief Financial Officer, which are required for certain of the corporation's filings with the Securities and Exchange Commission.

        The Audit Committee also met privately at its regular meetings with both the independent auditors and the internal auditors, each of whom has unrestricted access to the Audit Committee.

        The Audit Committee appointed Beard Miller Company LLP as the independent auditors for the corporation after reviewing the firm's performance and independence from management.

        Management has primary responsibility for the corporation's financial statements and the overall reporting process, including the corporation's system of internal controls.

        The independent auditors audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present the financial position, results of operations, and cash flows of the corporation in conformity with generally accepted accounting principles, and discussed with the Audit Committee any issues they believe should be raised with the Audit Committee.

        The Audit Committee reviewed with management and Beard Miller Company LLP, the corporation's independent auditors, the corporation's audited financial statements, as well as reviewed those financial statements and reports prior to issuance. Management has represented, and Beard Miller Company LLP has confirmed, to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

        The Audit Committee received from and discussed with Beard Miller Company LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the corporation. The Audit Committee also discussed with Beard Miller Company LLP matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees) of the Auditing Standards Board of the American Institute of Independent Auditors to the extent applicable. The Audit Committee implemented a procedure to monitor auditor independence, reviewed audit and non-audit services performed by Beard Miller Company LLP, and discussed with the auditors their independence.

         Both the Audit Committee and the Board of Directors reviewed the audited financial statements to be included in the Annual Report on Form 10-K for the year ended December 31, 2004, which is then filed with the Securities and Exchange Commission.

          At present, the corporation has an "audit committee financial expert". The Board of Directors has determined that Daniel W. Potts is qualified to serve as the corporation's audit committee financial expert and is independent as defined under applicable SEC and Nasdaq rules.

         This report is furnished by the Audit Committee.

                            Philip P. Asper, Chairman
                                  Wayne E. Lau
                                 Daniel W. Potts
                                Harry L. Wheeler

                      SHAREHOLDER RETURN PERFORMANCE GRAPH
The following graph compares the yearly dollar change in the cumulative total shareholder return on ACNB Corporation's common stock against the cumulative total return of the S&P 500 Stock Index, the NASDAQ Composite Index, and the Mid-Atlantic Custom Peer Group for the period of five fiscal years commencing December 31, 1999, and ending December 31, 2004. The graph shows the cumulative investment return to shareholders based on the assumption that a $100 investment was made on December 31, 1999, in each of ACNB Corporation's common stock, the S&P 500 Stock Index, the NASDAQ Composite Index and the Mid-Atlantic Custom Peer Group. We computed returns assuming the reinvestment of all dividends. The shareholder return shown on the following graph is not indicative of future performance.

[GRAPH OMITTED]

-------------------------------------------------------------------------------------------------------------------------------
                                                                         Period Ending
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Index                                           12/31/99   12/31/00    12/31/01   12/31/02    12/31/03   12/31/04
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ACNB Corporation                                  100.00      94.48      111.72     135.16      176.04     176.77
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
S&P 500*                                          100.00     101.90       80.42      62.64       80.62      89.47
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
NASDAQ Composite                                  100.00      60.82       48.16      33.11       49.93      54.49
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Mid-Atlantic Custom Peer Group**                  100.00      90.64      107.51     135.15      182.03     204.59
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

*Source: CRSP, Center for Research in Security Prices, Graduate School of
         Business, The University of Chicago 2005.
 Used with permission.  All rights reserved. crsp.com.

**Mid-Atlantic Custom Peer Group consists of Mid-Atlantic commercial banks with assets less than $1B.

                              INDEPENDENT AUDITORS

         Aggregate fees billed to ACNB Corporation by Beard Miller Company LLP for services rendered are presented below:

                  ----------------------------------------- -------------------------------
                                                               Year Ended December 31,
                  ----------------------------------------- -------------------------------
                  ----------------------------------------- ---------------- --------------
                                                                 2004            2003
                                                                 ----            ----
                  ----------------------------------------- ---------------- --------------
                  ----------------------------------------- ---------------- --------------

                  Audit Fees......................             $ 102,000       $ 153,405
                  ----------------------------------------- ---------------- --------------
                  ----------------------------------------- ---------------- --------------

                  Audit Related Fees.............                      0          17,195
                  ----------------------------------------- ---------------- --------------
                  ----------------------------------------- ---------------- --------------

                  Tax Fees........................                 5,000           4,235
                  ----------------------------------------- ---------------- --------------
                  ----------------------------------------- ---------------- --------------

                  All Other Fees..................                19,400             350

                  ----------------------------------------- ---------------- --------------


         Audit Fees include fees billed for professional services rendered for the audit of annual financial statements and fees billed for the review of financial statements included in the corporation's Forms 10-Q and 10-K or services that are normally provided by Beard Miller Company LLP in connection with statutory and regulatory filings or engagements.

          Audit Related Fees include fees billed for assurance and related services by Beard Miller Company LLP that are reasonably related to the performance of the audit or review of the corporation's financial statements and are not reported under the Audit Fees section of the table above. These services include an annual audit of the employee benefits plans.

         Tax Fees include fees billed for professional services rendered by Beard Miller Company LLP for tax compliance, tax advice, and tax planning. These services include assistance with the method change for prepaid expenses and review of tax returns.

          All Other Fees include fees billed for products and services provided by Beard Miller Company LLP, other than the services reported under the Audit Fees, Audit Related Fees, or Tax Fees sections of the table above. Other fees include the evaluation of the purchase of Russell Insurance Group, Inc. and the "build to own" versus "sale leaseback" analysis for the new Operations Center.

         The Audit Committee has considered whether, and determined that, the provision of the non-audit services is compatible with maintaining Beard Miller Company LLP's independence.

         The Audit Committee preapproves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit related services, tax services, and other services. Preapproval will generally be provided for up to one year, and any preapproval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also preapprove particular services on a case by case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval. None of the services related to the Audit Related Fees, Tax Fees, or All Other Fees described above was approved by the Audit Committee pursuant to the preapproval waiver provisions set forth in the applicable SEC rules.

         The Audit Committee annually considers and recommends to the Board of Directors the selection of the corporation's independent auditors.

                            SECTION 16(a) BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires ACNB Corporation's directors, executive officers, and shareholders who beneficially own more than 10% of ACNB Corporation's outstanding equity stock to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of ACNB Corporation with the Securities and Exchange Commission. Based on a review of copies of the reports we received, and on the statements of the reporting persons, we believe that all Section 16(a) filing requirements were complied with in a timely fashion during 2004.

                                    PROPOSALS

1. TO FIX THE NUMBER OF DIRECTORS OF THE CORPORATION AT TWELVE (12).

           The Board of Directors recommends a vote FOR this proposal.

2. TO FIX THE NUMBER OF CLASS 1 DIRECTORS AT FOUR (4).

           The Board of Directors recommends a vote FOR this proposal.

3. TO FIX THE NUMBER OF CLASS 2 DIRECTORS AT FOUR (4).

           The Board of Directors recommends a vote FOR this proposal.

4. TO FIX THE NUMBER OF CLASS 3 DIRECTORS AT FOUR (4).

           The Board of Directors recommends a vote FOR this proposal.

5. TO ELECT ONE (1) CLASS 2 DIRECTOR FOR A TERM OF ONE YEAR.

         Nominee for Class 2 Director is:

         Alan J. Stock


The Board of Directors recommends a vote FOR the election of this nominee as Class 2 Director.

6. TO ELECT FOUR (4) CLASS 3 DIRECTORS FOR A TERM OF THREE YEARS

              Nominees for Class 3 Director are:

              Philip P. Asper
              Frank Elsner, III
              Daniel W. Potts
              Thomas A. Ritter


The Board of Directors recommends a vote FOR the election of these nominees as Class 3 Directors.

         Cumulative voting rights do not exist with respect to the election of directors. The affirmative vote of the majority of shares present (in person or by proxy and entitled to vote at the annual meeting) is needed to elect a director.

         In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other proposals, you may vote "FOR", "AGAINST" or "ABSTAIN". If you "ABSTAIN", it has the same effect as a vote "AGAINST". If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of the Board's nominees and "FOR" all other proposals described in this proxy statement).

7. TO AMEND ARTICLE 9TH OF THE ARTICLES OF INCORPORATION TO PROVIDE FOR A TWO-TIERED SUPERMAJORITY CLAUSE REGARDING FUNDAMENTAL TRANSACTIONS.

                          PROPOSAL TO AMEND ARTICLE 9th
        OF THE ARTICLES OF INCORPORATON, AS AMENDED, OF ACNB CORPORATION

         The Articles of Incorporation, as amended, of ACNB Corporation currently provides that a vote of seventy-five percent of the shareholders is required to approve a business combination. The addition of a two-tiered supermajority clause would lower the required shareholder vote to fifty-one percent, if the directors have approved the business combination by a supermajority vote, or seventy-five percent, of the Board of Directors in advance. This two-tiered structure prevents the Board from being unnecessarily hampered in its ability to pursue the approval of a merger, consolidation, liquidation or dissolution or such other action that it approves.

         Accordingly, on March 22, 2005, the Board of Directors of the corporation by a unanimous vote approved and adopted resolutions to amend
Article 9th of the Articles of Incorporation, as amended, of the corporation to provide for a two-tiered supermajority clause. The proposal to approve and adopt the amendment to Article 9th, including the revised text of Article 9th, reads in full and in its entirety as follows:

         WHEREAS, the Board of Directors believes that it is in the best interest of the corporation, its subsidiaries and its shareholders to amend the Articles of Incorporation, as amended, of the corporation to increase the transaction flexibility available by providing for a two-tiered supermajority clause regarding fundamental transactions.

         NOW, THEREFORE, BE IT RESOLVED, that in accordance with Sections 1911, 1912, 1914, 1915 and 1916 of the Pennsylvania Business Corporation Law of 1988, as amended, and the corporation's Articles of Incorporation, as amended, the Board of Directors hereby approves and adopts the following proposed amendment to the corporation's Articles of Incorporation, as amended and hereby directs that the following proposed amendment to the Articles of Incorporation, as amended, be submitted to the shareholders for their approval and adoption at the 2005 Annual Meeting of Shareholders of the corporation to be held on Tuesday, May 17, 2005, at 1:00 p.m., prevailing time, at Adams County National Bank, 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325, to wit:

                  Article 9th of the Articles of Incorporation, as amended, of ACNB Corporation is amended and restated to read in full and its entirety as follows:

         9th No merger, consolidation, liquidation or dissolution of the Corporation, nor any action that would result in the sale or other disposition of all or substantially all of the assets of the Corporation shall be valid unless first approved by the affirmative vote of:

                   (a) the holders of at least seventy-five percent (75%) of the outstanding shares of Common Stock of the Corporation; or

                   (b) the holders of at least fifty-one percent (51%) of the outstanding shares of Common Stock of the Corporation, provided that such transaction has received the prior approval of at least seventy-five percent (75%) of the Board of Directors;

                  This Article 9th shall not be amended unless first approved by the affirmative vote of the holders of at least seventy-five percent (75%) of the outstanding shares of Common Stock of this Corporation.

         BE IT FURTHER RESOLVED, that the Board of Directors directs and orders that the President of the corporation shall cause to be prepared proxy solicitation materials for the 2005 Annual Meeting of Shareholders to solicit proxies for the approval and adoption of the aforesaid amendment by the shareholders of the corporation and further directs and orders that proxy solicitation materials be mailed on April 4, 2005, or as soon as practicable thereafter to the shareholders of record as of close of business, prevailing time, March 21, 2005; and

         BE IT FURTHER RESOLVED, that after the approval and adoption of the aforesaid amendment of the Articles of Incorporation by the shareholders of the corporation at the 2005 Annual Meeting of Shareholders, the President or Secretary of the corporation is authorized, empowered and directed to file Articles of Amendment containing said amendment with the Commonwealth of Pennsylvania, Department of State, Corporations Bureau, and upon such filing said amendment shall be effective.

For the reasons cited in the resolutions above, the Board of Directors of the corporation unanimously recommends that the shareholders vote FOR the proposal to approve and adopt the amendment to Article 9th of the Articles of Incorporation, as amended, of the corporation to provide for a two-tiered supermajority clause regarding fundamental transactions.

         The affirmative vote of the holders of at least seventy-five percent (75%) of the outstanding shares of common stock is required to approve and adopt the amendment to Article 9th of the Articles of Incorporation, as amended.


8. TO RATIFY THE SELECTION OF BEARD MILLER COMPANY LLP AS ACNB CORPORATION'S INDEPENDENT AUDITORS.

                          RATIFICATION OF SELECTION OF
                              INDEPENDENT AUDITORS

         The Board of Directors has selected Beard Miller Company LLP as independent auditors for the examination of its financial statements for the fiscal year ending December 31, 2005. Beard Miller Company LLP served as the company's independent auditors for the year ended December 31, 2004.

         Beard Miller Company LLP has advised us that neither the firm nor any of its associates has any relationship with the corporation or its subsidiaries other than the usual relationship that exists between independent certified public auditors and clients.

         We expect a representative of Beard Miller Company LLP to be present at the Annual Meeting of Shareholders to respond to appropriate questions and to make a statement if the representative desires to do so.

The Board of Directors recommends that the shareholders vote FOR ratification of the selection of Beard Miller Company LLP as independent auditors for the fiscal year ending December 31, 2005.

9. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                             ADDITIONAL INFORMATION

         Any shareholder may obtain a copy of ACNB Corporation's Annual Report on Form 10-K for the year ended December 31, 2004, including the financial statements and related schedules and exhibits, required to be filed with the Securities and Exchange Commission, without charge, by submitting a written request to Shareholder Relations, ACNB Corporation, 16 Lincoln Square, P. O. Box 3129, Gettysburg, Pennsylvania 17325, or calling 717-338-2265. You may also view these documents on our website at www.acnb.com, select ACNB Corporation, and then click on "SEC Filings".

         Pursuant to Securities and Exchange Commission rules, ACNB Corporation intends to send a single proxy statement and annual report to multiple shareholders who share the same address and who have the same last name, unless we receive instructions to the contrary from one or more of the shareholders. This method of delivery is known as "householding". Upon written or oral request, a separate copy of the annual report and/or proxy statement, as applicable, will be delivered promptly to a security holder at a shared address to which a single copy of the documents was delivered or, if you wish to receive a separate proxy statement or annual report in the future, please call 717-338-2265 or send a written request to Shareholder Relations, ACNB Corporation, 16 Lincoln Square, P. O. Box 3129, Gettysburg, Pennsylvania 17325. If you are receiving multiple copies of the proxy statement and annual report and want to request one copy, please also notify Shareholder Relations.



                                  OTHER MATTERS

         The Board of Directors knows of no matters other than those discussed in this proxy statement that will be presented at the annual meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors.

                                   APPENDIX A

                                ACNB CORPORATION
                           ADAMS COUNTY NATIONAL BANK
                                 AUDIT COMMITTEE
                        OF THE BOARD OF DIRECTORS CHARTER

ORGANIZATION
The Audit Committee is a committee of outside members of the Board of Directors. Its function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to any governmental body, the shareholders or the public, the systems of internal controls which management and the Board of Directors have established, and the audit process.

AUTHORIZATION
The Audit Committee of ACNB Corporation and Adams County National Bank is a standing committee of the Board of Directors authorized by the Bylaws of both ACNB Corporation and Adams County National Bank.

PURPOSE
The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibility relating to (i) the integrity of the Company's financial statements and financial reporting process and the Company's systems of internal accounting and financial controls; (ii) the performance of the internal audit function; (iii) the annual independent audit of the Company's financial statements, the engagement of the independent auditors, and the evaluation of the independent auditors' qualifications, independence and performance; (iv) the Company's compliance with legal and regulatory requirements, including the Company's disclosure controls and procedures; (v) the fulfillment of the other responsibilities set out herein; and (vi) monitoring the Company's compliance with the Code of Ethics. The report of the Audit Committee required by the rules of the Securities and Exchange Commission ("SEC") shall be included in the Company's annual proxy statement.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors. In carrying out its oversight responsibilities, as permitted under the Pennsylvania Business Corporation Law of 1988, as amended, the Audit Committee members are entitled to rely in good faith on the expertise, integrity and knowledge of management, the internal and independent auditors, and corporate counsel.

MEMBERSHIP AND STRUCTURE
The Audit Committee shall be comprised of at least three members of the Board, and the members shall meet the independence, experience and expertise requirements set forth by the Board of Directors and applicable laws and regulations (including the Sarbanes-Oxley Act of 2002).

All members of the Audit Committee will have a general understanding of finance and accounting practices and each member shall be free of any relationship that, in the opinion of the Board, would under applicable laws and regulations make the director not independent. The Board will determine if any member is a "financial expert" as defined by the SEC. A Chair is elected by the full Board.

AUTHORITY
The Audit Committee shall have the sole authority to select, evaluate, appoint and replace the independent auditors (subject to shareholder ratification) and shall approve in advance all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee shall consult with management, but shall not delegate these responsibilities.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting, or other consultants to advise the Audit Committee. The Company shall provide funding, as determined by the Audit Committee, for payment of compensation to the independent auditors and to any advisors employed by the Audit Committee. Any communications between the Audit Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Audit Committee will take all necessary steps to preserve the privileged nature of those communications.

The Audit Committee may form and delegate authority to subcommittees, comprised of one or more members of the Committee, as necessary or appropriate. Each subcommittee shall have the full power and authority of the Audit Committee.

The Audit Committee may conduct or authorize investigations into any matter, within the Audit Committee's scope of responsibilities, brought to its attention.

MEETINGS
The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee may hold special meetings upon the call of the Chair of the Committee. At Committee meetings, a majority of the total members will constitute a quorum. A member of the Audit Committee or a person designated by the Audit Committee shall keep minutes. The Committee shall regularly report to the Board on the Audit Committee's activities, and annually review and evaluate its own performance. The Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

As part of its job to foster open communication, the Committee should meet at least annually with management, the manager of the internal audit function, and the independent auditors to discuss any matters that the Committee or each of these groups believe should be discussed privately.

In addition, the Committee or at least its Chair should meet with the independent auditors and management annually to review the Company's financial reports.

RESPONSIBILITIES AND DUTIES
In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements.

The Audit Committee's duties and responsibilities are designated by the categories listed below:

1. Financial Statement and Disclosure Matters

   o Review and update this Charter periodically, at least annually, or as conditions dictate.
   o Review the regular internal reports to management prepared by the internal audit function and management's response. o Review and discuss with management and the independent auditors the annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations", and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.
o Prepare annually a report for inclusion in the Company's proxy statement relating to its annual shareholders meeting. In that report, the Audit Committee will state whether it has: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as that statement may be modified or supplemented from time to time; and (iii) received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard No. 1, as that standard may be modified or supplemented from time to time, and discussed with the independent auditors the independence of the independent auditors.

o Review and discuss with management and the independent auditors the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.
o    Discuss generally the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies to the extent required by applicable law or listing standards. The Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.
o    Receive a disclosure from the Chief Executive Officer and Chief
     Financial Officer during their certification process for the 10-K and 10-Qs about (i) any significant deficiencies in design or operation of internal controls or material weaknesses therein and (ii) any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal controls.
o    At least annually prior to the     filing of the Audit Report with the SEC
     (and more frequently if appropriate), review and discuss reports from the independent auditors on, among other things, certain:

         >>   Critical accounting policies and practices to be used;
         >>   Alternative treatments of financial information within generally accepted accounting principles;
         >>   Other material written communications between the independent auditors and management, such as any management letter and the Company's response to such letter or schedule of unadjusted differences; and,
         >>   Difficulties encountered in the course of the audit work,
              including any restrictions on the scope of activities or access to requested information, any significant disagreements with management, and communications between the audit team and the audit firm's office with respect to difficult auditing or accounting issues presented by the engagement.

o Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.
o Review and discuss with management and the independent auditors, at least annually, significant accounting and financial reporting issues, including complex or unusual transactions and judgments concerning significant estimates or significant changes in the Company's selection or application of accounting principles, and recent professional, accounting and regulatory pronouncements and initiatives, and understand their impact on the Company's financial statements.
o Review with management the Audit Committee's evaluation of the Company's internal control structure and procedures for financial reporting and review periodically, but in no event less frequently than quarterly, management's conclusions about the efficacy of such internal controls and procedures, including any significant deficiencies in or material noncompliance with such controls and procedures.
o Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

2.       Authorization of the Company's Whistleblower Policy

o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.
o    Treatment of Certain Complaints
       >> The protection of corporate whistleblowers shall be the responsibility of the Audit Committee.

       >> The Audit Committee shall protect anyone who comes forth with any information concerning any irregularities or fraudulent activity being performed. The Sarbanes-Oxley Act of 2002 expands the federal statue concerning retaliation against a witness to prohibit interference with the lawful employment or livelihood of a witness for providing information relating to the commission of a federal offense.

       >> The Audit Committee shall provide for employees of a public company who provide evidence of fraud. The Company may not fire, demote, suspend, threaten, harass, or otherwise discriminate against an employee because of the employee's involvement in a securities or fraud-related investigation involving the Company. Any employee who is adversely treated because of his or her whistleblowing activities may sue the Company within 90 days after the date of the discriminatory act for compensatory damages and attorney's fees. The employee must make a prima facie case showing that his or her whistleblowing activities were a contributing factor in the unfavorable personnel action alleged in the complaint, while the employer must show by clear and convincing evidence that it would have taken the same unfavorable personnel action in the absence of the whistleblowing behavior.

3.       Oversight of the Company's Relationship with Independent Auditors

o The independent auditors shall report directly to the Audit Committee. o Review and discuss the scope and plan of the independent audit.
o Review and appraise the audit efforts of the Company's independent auditors and internal auditing department. o Provide an open avenue of communication with the independent auditors. o On an annual basis, review and discuss with the auditors all significant relationships the auditors have with the Company to determine the independence of the internal and independent auditors.
o Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.
o Review with management and the independent auditors at the completion of the annual examination:

       >>     The Company's annual financial statements and related footnotes;
       >>     The independent audit of the financial statements and report thereon;
       >>     Any significant changes required in the independent audit plan;
              and,
       >>     Any serious difficulties or disputes with management encountered during the course of the audit.
o Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.
o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting and internal controls.
o Receive and discuss a report from the independent auditors at least annually regarding:

       >>     The independent auditors' internal quality control procedures;
       >>     Any material issues raised by the most recent quality control review, or peer review (if applicable), of the independent auditors, or by any inquiry or investigation by governmental professional authorities within the preceding five years
              respecting one or more independent audits carried out by the independent auditors;
       >>     Any steps taken to deal with any such issues; and,
       >>     All relationships between the independent auditors and the
              Company, in order to assess the independent auditors' independence.

o Approve guidelines for the retention of the independent auditors for any non-audit services and determine procedures for the approval of audit and non-audit services in advance. In accordance with such procedures, the Audit Committee shall approve in advance any audit or non-audit services provided to the Company by the independent auditors, all as required by applicable law or listing standards. Preapproval authority may be delegated to one or more members of the Audit Committee.

o Evaluate the qualifications, performance and independence of the independent auditors, including whether the provision of non-audit services is compatible with maintaining the auditors' independence, and taking into account the opinions of management and the Company's legal counsel. This shall include a review and discussion of the annual communication as to independence delivered by the independent auditors (Independence Standards Board Standard No. 1 - "Independence Discussions with Audit Committees") The Audit Committee shall present its conclusions to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditors.
o Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditors which guidelines shall meet the requirements of applicable law and listing standards.

4.       Financial Reporting Processes

o In consultation with the independent auditors and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.
o Review any differences in the independent auditors judgments relating to the interpretation of the Company's accounting principles as applied in its financial reporting.
o Review and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal audit function.
o Review with the Chief Executive Officer, Chief Financial Officer, independent auditors, and the manager of the internal audit function the financial report before it is filed with the SEC or other regulators.
o Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.
o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.
o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

5.       Oversight of Audit and Risk Review ("ARR")

         The Audit Committee may contract for internal audit services as necessary to assess the adequacy and effectiveness of internal accounting controls, financial systems or financial statements, and the accuracy of management reporting and compliance with laws, regulations and Company policy. As used in this section or subsequent sections, the "lead or coordinating auditor" refers to the Company's internal auditor or, if such services are outsourced, to the auditor of the public accounting firm primarily responsible for the Company's internal audit functions.

o Review and discuss the appointment and replacement of the lead or coordinating auditor.
o Review and discuss the ARR findings that have been reported to management, management's responses, and the progress of the related corrective action plans.

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o        Review and evaluate the adequacy of the work performed by the lead or coordinating auditor and ARR function, and ensure that the ARR function is independent and has adequate resources to fulfill its duties, including implementation of the annual audit plan.
o Review any significant disagreement among management and the independent auditors or the internal audit function in connection with the preparation of the financial statements.
o Review with the independent auditors, the internal audit function, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.
o Inquire of management, the manager of the internal audit function, and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.
o Consider, in consultation with the independent auditors and the manager of the internal audit function, the audit scope and plan of the internal auditors.
o Review with the manager of the internal audit function and the independent auditors the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.
o Consider and review with the independent auditors and the manager of the internal audit function:

       >>     The adequacy of the Company's internal controls including
              computerized information, system controls, and security;
       >>     Any related significant findings and recommendations of the independent auditors and internal auditors together with
              management's responses thereto;
       >>     Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information;
       >>     Any changes required in the planned scope of their audit plans;
              and,
       >>     The Internal Audit Department Charter.

6.       Compliance Oversight Responsibilities

o Review periodically with management and the independent auditors any correspondence with, or other action by, regulators or governmental agencies, any material legal affairs of the Company, and the Company's compliance with applicable law and listing standards.
o Review and discuss the report of the lead or coordinating auditor regarding the expenses of, the perquisites paid to, and the conflicts of interest, if any, of members of the Company's senior management.
o Review and discuss with management and the independent auditors any correspondence with, or the findings of any examinations by, regulatory agencies, published reports or auditor observations that raise significant issues regarding the Company's financial statements or accounting policies.
o Obtain regular updates from management and Company counsel regarding compliance matters and legal matters that may have a significant impact on the financial statements or the Company's compliance policies.
o Advise the Board with respect to policies and procedures regarding compliance with the Company's Code of Ethics including review of the process for communicating the Code of Ethics to Company personnel and for monitoring compliance.
o Review periodically the Code of Ethics and ensure that management has established a system to enforce this Code.
o Review activities, organizational structure, and qualifications of the internal audit function.
o Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements, related Company compliance policies, and programs and reports received from regulators.
o             Report Committee actions to the Board of

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o             Possess the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.
o Review and concur in the appointment, replacement, reassignment or dismissal of the internal auditor. o Perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.
o Ensure no improper influence by the Board of Directors or management in the conduct of internal or external audits.